Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.


                                     Signature:  /s/Michael T. Chalifoux
                                     Print Name:  Michael T. Chalifoux
                                     Title:       Executive Vice President,
                                                  Chief Financial Officer
                                                  Corporate Secretary



                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Richard N. Cooper
                                     Print Name: Richard N. Cooper
                                     Title:       Director






                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Barbara S. Feigin
                                     Print Name: Barbara S. Feigin
                                     Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/James F. Hardymon
                                     Print Name: James F. Hardymon
                                     Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature:  /s/Robert S. Jepson Jr.
                                     Print Name:  Robert S. Jepson Jr.
                                     Title:       Director




                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.


                                     Signature: /s/W. Alan McCollough
                                     Print Name: W. Alan McCollough
                                     Title: President and
                                     Chief Operating Officer




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Hugh G. Robinson
                                     Print Name: Hugh G. Robinson
                                     Title:       Director





                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Walter J. Salmon
                                     Print Name: Walter J. Salmon
                                     Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Mikael Salovaara
                                     Print Name: Mikael Salovaara
                                     Title:       Director





                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/John W. Snow
                                     Print Name: John W. Snow
                                     Title:       Director



                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Edward Villanueva
                                     Print Name: Edward Villanueva
                                     Title:       Director






                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2000 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                     Signature: /s/Alan Wurtzel
                                     Print Name: Alan Wurtzel
                                     Title: Vice-Chairman